UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
March 14, 2012
(Date of earliest event reported)

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

The following information, including the press release attached as Exhibits 99.1 and 99.2, is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition,” not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On March 14, 2012, Callon Petroleum Company issued the press release attached as Exhibit 99.1 providing information regarding the company's operating results for the fourth quarter and the year ended December 31, 2011.

As disclosed in a press release dated March 5, 2012, attached as Exhibit 99.2, Callon Petroleum Company announced that its conference call reporting fourth quarter and full-year 2011 results would be held on Thursday, March 15, 2012 beginning at 10:00 a.m. Central Standard Time.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure

The following information, including the press release attached as Exhibit 99.3, is being furnished pursuant to Item 7.01 “Regulation FD Disclosure,” not filed, for purposes of Section 18 of the Exchange Act. This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On March 14, 2012, Callon Petroleum Company issued the press release attached as Exhibit 99.3 announcing guidance for the first quarter and full-year 2012.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Title of Document

99.1	Press release dated March 14, 2012 providing information regarding Callon Petroleum Company's operating results the fourth quarter and the year ended December 31, 2011.

99.2
Press release dated March 5, 2012 announcing that its conference call reporting fourth quarter and full-year 2011 results would be held on Thursday, March 15, 2012 beginning at 10:00 a.m. Central Standard Time.

99.3	Press release dated March 14, 2012 announcing guidance for the first quarter and full-year 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

March 16, 2012	By: /s/ B. F. Weatherly
B.F. Weatherly
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

99.1	Press release dated March 14, 2012 providing information regarding Callon Petroleum Company's operating results the fourth quarter and the year ended December 31, 2011.

99.2
Press release dated March 5, 2012 announcing that its conference call reporting fourth quarter and full-year 2011 results would be held on Thursday, March 15, 2012 beginning at 10:00 a.m. Central Standard Time.

99.3	Press release dated March 14, 2012 announcing guidance for the first quarter and full-year 2012.